UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 10, 2008

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 10, 2008, First Real Estate Investment Trust of New Jersey (“FREIT”) issued a press release announcing that its Board of Trustees had authorized up to $2,000,000 for the repurchase of FREIT shares, commencing three days after the announcement of its operating results for the quarter ending April 30, 2008. Share repurchases may be made from time to time, in the open market or through privately negotiated transactions.  A copy of the Press Release is furnished as Exhibit 1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 1:  Press Release dated April 10, 2008 entitled “First Real Estate Investment Trust of New Jersey Announces Share Repurchase Program.”

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Real Estate Investment Trust of New Jersey

By:	/S/ Robert S. Hekemian
Name:	Robert S. Hekemian
Title:	Chairman and Chief Executive Officer

Date:  April 10, 2008

EXHIBIT INDEX

Exhibit 1:  Press Release dated April 10, 2008 entitled “First Real Estate Investment Trust of New Jersey Announces Share Repurchase Program.”